EXHIBIT 99.1

FOR IMMEDIATE RELEASE

COMPRESSCO PARTNERS, L.P.
DECLARES INCREASED THIRD QUARTER 2014 CASH DISTRIBUTION
AND SCHEDULES THIRD QUARTER 2014 RESULTS CONFERENCE CALL

Midland, Texas (October 20, 2014) - Compressco Partners, L.P. (Compressco Partners or the Partnership) (NASDAQ: GSJK) announced today that the board of directors of its general partner has declared a cash distribution attributable to the quarter ended September 30, 2014 of $0.46 per outstanding unit, or $1.84 per outstanding unit on an annualized basis. This amount is an increase of $0.0075 per outstanding unit over the previous distribution of $0.4525, and an increase of $0.03 per outstanding unit over the distribution of $0.43 ($1.72 on an annualized basis) attributable to the third quarter of 2013. This cash distribution will be paid on November 14, 2014 to all unitholders of record as of the close of the business on October 31, 2014.

In addition, Compressco Partners expects to release its third quarter 2014 earnings results on Thursday, November 6, 2014 and will host a conference call at 10:30 a.m. Eastern Time on that day to discuss the earnings results. The phone number for the call is 866/374-8397. The conference will also be available by live audio webcast and may be accessed through Compressco Partners’ website at www.compressco.com. The earnings press release will be available on Compressco Partners’ website prior to the conference call. A replay of the call will be available at 877/344-7529, conference number 10054681, for one week following the conference, and the archived webcast will be available through Compressco Partners’ website for thirty days following the conference.

Compressco Partners is a provider of compression services and equipment for natural gas and oil production, gathering, transportation, processing, and storage. Compressco Partners’ compression services fleet includes a full spectrum of low-, medium- and high-horsepower compressor packages that are designed, engineered, and fabricated at its facilities in Midland, Texas and Oklahoma City, Oklahoma. Compressco Partners sells standard and custom-designed compressor packages and compressor parts and components, and provides aftermarket compression services. In addition, Compressco Partners manufactures and sells engine-driven oilfield fluid pump systems. Compressco Partners operates throughout the United States as well as in a number of foreign countries. Compressco Partners is managed by Compressco Partners GP Inc., which is an indirect, wholly owned subsidiary of TETRA Technologies, Inc. (NYSE: TTI).

Forward Looking Statements

This press release includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as “may,” “expect,” “intend,” “estimate,” “projects,” “anticipate,” “believe,” “assume,” “could,” “should,” “plans,” “targets,” or similar expressions that convey the uncertainty of future events, activities, expectations, or outcomes identify forward-looking statements. These forward-looking statements include statements concerning expected results of operations for 2014, financial guidance, estimated distributable cash, estimated earnings, earnings per unit, and statements regarding Compressco Partners' beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made by Compressco Partners in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of Compressco Partners. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect the Partnership’s actual results are described in Compressco Partners' Annual Report on Form 10-K for the year ended December 31, 2013, as well as other risks identified from time to time in its reports on Form 10-Q and Form 8-K filed with the U.S. Securities and Exchange

Commission. Compressco Partners undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

This press release serves as qualified notice to nominees as provided for under Treasury Regulation Section 1.1446-4(b)(4) and (d). Compressco Partners’ distributions to foreign investors are subject to federal tax withholding at the highest applicable effective tax rate. Nominees are treated as withholding agents responsible for withholding distributions received by them on behalf of foreign investors.

Contact:
Compressco Partners, L.P., Midland, Texas
Timothy A. Knox, 405/677-0221
Fax: 405/619-9244
www.compressco.com

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